UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2023

DMK PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11622 El Camino Real, Suite 100 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former Name or Former Address, if Changed Since Last Report)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

Effective November 21, 2023, the contract between DMK Pharmaceuticals Corporation (the “Company”) and USWM, LLC (“USWM” or “US WorldMeds”) was terminated as to its SYMJEPI (epinephrine) Injection 0.3mg and SYMJEPI (epinephrine) Injection 0.15mg products. US WorldMeds previously held exclusive distribution and commercialization rights for SYMJEPI and ZIMHI (naloxone) products in the United States, and was responsible for marketing, promotion and distribution efforts. The distribution agreement between the Company and US WorldMeds remains in effect with respect to ZIMHI.

Item 8.01	Other Events.

On November 28, 2023, DMK Pharmaceuticals Corporation (the “Company”) issued a press release regarding the termination of the distribution contract for its SYMJEPI projects. A copy of the Company’s press release announcing this information and certain other information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Such forward-looking statements include those that express plans, anticipation, intent, contingencies, goals, targets or future development and/or otherwise are not statements of historical fact. These statements may relate to anticipated future events or future results of operations, including, but not limited to, statements concerning (i) the creation of federal guidelines to remove barriers to access opioid reversal products at the state and local levels, (ii) the likelihood of passage of congressional legislation designed to improve access to naloxone, (iii) the effectiveness of ZIMHI in reversing the effects of opioid overdose and (iv) the market potential of SYMJEPI. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, which may cause the Company’s actual results to be materially different from the results anticipated by such forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Report. Certain of these risks and additional risks, uncertainties, and other factors are described in greater detail in the Company’s filings from time to time with the SEC, including its annual report on Form 10-K and subsequent filings with the SEC, which the Company strongly urges you to read and consider, all of which are available free of charge on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued November 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMK PHARMACEUTICALS CORPORATION

Dated: November 28, 2023	By:	/s/ Seth A. Cohen
	Name:	Seth A. Cohen
	Title:	Chief Financial Officer